Subsequent events	12 Months Ended
Dec. 31, 2013
Subsequent events [Abstract]
Subsequent events
20.    Subsequent events
On January 7, 2014 Ardmore took delivery of a 45,726 Dwt MR product tanker built in October 2006 at Minami Nippon Shipbuilding Co., Ltd., Japan, and renamed the vessel the  Ardmore Seamariner . The vessel was converted to "Eco-Mod" on delivery and was employed on a three month time charter.
On January 15, 2014 Ardmore announced that its Board of Directors has declared a cash dividend of $0.10 per share for the quarter ended December 31, 2013. The cash dividend will be paid on February 14, 2014 to all shareholders of record on January 31, 2014.
On January 17, 2014 Ardmore took delivery of the Ardmore Seavantage (SPP Hull S-5118) from SPP shipbuilding Co., Ltd in Korea. The Ardmore Seavantage  is an IMO 3 product and chemical tanker and was employed on a one year time charter following delivery. Total debt drawn down under the DVB Bank loan facility was $22.5 million, in respect of this vessel.
On January 23, 2014 Ardmore agreed terms for a senior debt facility with ABN AMRO Bank N.V., Nordea Bank Finland Plc and Skandinaviska Enskilda Banken AB ("SEB"). This facility is in the amount of $172 million and is expected to be used to finance eight vessels under construction. Drawdowns will be made in line with deliveries of each vessel. Interest is payable on each tranche at LIBOR plus 3.15%.

On February 11, 2014 Ardmore drew down the remaining $22.5 million of our DVB debt facility in order to finance the delivery of the Ardmore Seavanguard  (Hull S-5119) from SPP, which is expected to deliver on February 14, 2014.